RISK MANAGEMENT AND HEDGING ACTIVITIES USING DERIVATIVES (Notes)	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
RISK MANAGEMENT AND HEDGING ACTIVITIES USING DERIVATIVES
RISK-MANAGEMENT AND HEDGING ACTIVITIES USING DERIVATIVES

Risk-Management Activities - We are sensitive to changes in natural gas, crude oil and NGL prices, principally as a result of contractual terms under which these commodities are processed, purchased and sold. We use physical-forward purchases and sales and financial derivatives to secure a certain price for a portion of our natural gas, condensate and NGL products; to reduce our exposure to commodity price and interest-rate fluctuations; and to achieve more predictable cash flows. We follow established policies and procedures to assess risk and approve, monitor and report risk-management activities. We have not used these instruments for trading purposes. We are also subject to the risk of interest-rate fluctuation in the normal course of business.
Commodity price risk - Commodity price risk refers to the risk of loss in cash flows and future earnings arising from adverse changes in the price of natural gas, NGLs and condensate. We use the following commodity derivative instruments to mitigate the near-term commodity price risk associated with a portion of the forecasted sales of these commodities:

•	Futures contracts - Standardized contracts to purchase or sell natural gas and crude oil for future delivery or settlement under the provisions of exchange regulations;

•
Forward contracts - Nonstandardized commitments between two parties to purchase or sell natural gas, crude oil or NGLs for future physical delivery. These contracts are typically nontransferable and can only be canceled with the consent of both parties;

•
Swaps - Exchange of one or more payments based on the value of one or more commodities. These instruments transfer the financial risk associated with a future change in value between the counterparties of the transaction, without also conveying ownership interest in the asset or liability; and

•
Options - Contractual agreements that give the holder the right, but not the obligation, to buy or sell a fixed quantity of a commodity at a fixed price within a specified period of time. Options may either be standardized and exchange-traded or customized and nonexchange-traded.

We may also use other instruments including collars to mitigate commodity price risk. A collar is a combination of a purchased put option and a sold call option, which places a floor and a ceiling price for commodity sales being hedged.

The Natural Gas Gathering and Processing segment is exposed to commodity price risk as a result of retaining a portion of the commodity sales proceeds associated with its POP with fee contracts. Under certain POP with fee contracts, ONEOK Partners’ fee revenues may increase or decrease if production volumes, delivery pressures or commodity prices change relative to specified thresholds. The Natural Gas Gathering and Processing segment also is exposed to basis risk between the various production and market locations where it receives and sells commodities. As part of our hedging strategy, we use the previously described commodity derivative financial instruments and physical-forward contracts to reduce the impact of price fluctuations related to natural gas, NGLs and condensate.

The Natural Gas Liquids segment is exposed to location price differential risk, primarily as a result of the relative value of NGL purchases at one location and sales at another location. The Natural Gas Liquids segment also is exposed to commodity price risk resulting from the relative values of the various NGL products to each other, NGLs in storage and the relative value of NGLs to natural gas. We utilize physical-forward contracts and commodity derivative financial instruments to reduce the impact of price fluctuations related to NGLs.

The Natural Gas Pipelines segment is exposed to commodity price risk because its intrastate and interstate natural gas pipelines retain natural gas from its customers for operations or as part of its fee for services provided. When the amount of natural gas consumed in operations by these pipelines differs from the amount provided by its customers, these pipelines must buy or sell natural gas, or store or use natural gas from inventory, which can expose them to commodity price risk depending on the regulatory treatment for this activity. To the extent that commodity price risk in the Natural Gas Pipelines segment is not mitigated by fuel cost-recovery mechanisms, we may use physical-forward sales or purchases to reduce the impact of price fluctuations related to natural gas. At December 31, 2016 and 2015, there were no financial derivative instruments with respect to ONEOK Partners’ natural gas pipeline operations.

Interest-rate risk - We manage interest-rate risk through the use of fixed-rate debt, floating-rate debt and interest-rate swaps. Interest-rate swaps are agreements to exchange interest payments at some future point based on specified notional amounts. In January 2016, ONEOK Partners entered into forward-starting interest-rate swaps with notional amounts totaling $1 billion to hedge the variability of its LIBOR-based interest payments, all of which were active swaps as of December 31, 2016. In addition, in June 2016, ONEOK Partners entered into forward-starting interest rate swaps with notional amounts totaling $750 million to hedge the variability of interest payments on a portion of its forecasted debt issuances that may result from changes in the benchmark interest rate before the debt is issued, resulting in total notional amounts of this type of interest-rate swap of $1.2 billion at December 31, 2016, compared with $400 million at December 31, 2015. All of ONEOK Partners’ interest-rate swaps are designated as cash flow hedges. Upon ONEOK Partners’ debt issuance in March 2015, ONEOK Partners settled $500 million of its interest-rate swaps and realized a loss of $55.1 million, which is included in accumulated other comprehensive loss and will be amortized to interest expense over the term of the related debt.

Fair Values of Derivative Instruments - The following table sets forth the fair values of derivative instruments presented on a gross basis for the periods indicated:

		December 31, 2016		December 31, 2015
	Location in our Consolidated Balance Sheets	Assets	(Liabilities)	Assets	(Liabilities)
		(Thousands of dollars)
Derivatives designated as hedging instruments
Commodity contracts
Financial contracts	Other current assets/other current liabilities	$1,155	$(49,938)	$39,255	$(1,440)
	Other assets/deferred credits and other liabilities	210	(2,142)	—	—
Physical contracts	Other current assets/other current liabilities	—	(3,022)	3,591	—
Interest-rate contracts	Other assets/other current liabilities	47,457	(12,795)	—	(9,936)
Total derivatives designated as hedging instruments		48,822	(67,897)	42,846	(11,376)
Derivatives not designated as hedging instruments
Commodity contracts
Financial contracts	Other current assets/other current liabilities	4,346	(4,239)	6,919	(6,586)
Total derivatives not designated as hedging instruments		4,346	(4,239)	6,919	(6,586)
Total derivatives		$53,168	$(72,136)	$49,765	$(17,962)

Notional Quantities for Derivative Instruments - The following table sets forth the notional quantities for derivative instruments held for the periods indicated:

		December 31, 2016		December 31, 2015
	Contract Type	Purchased/ Payor	Sold/ Receiver	Purchased/ Payor	Sold/ Receiver
Derivatives designated as hedging instruments:
Cash flow hedges
Fixed price
-Natural gas (Bcf)	Futures and swaps	—	(38.4)	—	(27.1)
-Natural gas (Bcf)	Put options	49.5	—	—	—
-Crude oil and NGLs (MMBbl)	Futures, forwards and swaps	—	(3.6)	—	(2.3)
Basis
-Natural gas (Bcf)	Futures and swaps	—	(38.4)	—	(27.1)
Interest-rate contracts (Millions of dollars)	Swaps	$2,150.0	$—	$400.0	$—
Derivatives not designated as hedging instruments:
Fixed price
-Natural gas (Bcf)	Futures and swaps	0.4	—	—	—
-NGLs (MMBbl)	Futures, forwards and swaps	0.5	(0.7)	0.6	(0.6)
Basis
-Natural gas (Bcf)	Futures and swaps	0.4	—	—	—

These notional amounts are used to summarize the volume of financial instruments; however, they do not reflect the extent to which the positions offset one another and, consequently, do not reflect our actual exposure to market or credit risk.

Cash Flow Hedges - At December 31, 2016, our Consolidated Balance Sheet reflected a net loss of $154.4 million in accumulated other comprehensive loss. The portion of accumulated other comprehensive loss attributable to commodity derivative financial instruments is an unrealized loss of $16.5 million, net of tax, which will be realized within the next 24 months as the forecasted transactions affect earnings. If commodity prices remain at current levels, we will realize approximately $16.0 million in net losses, net of tax, over the next 12 months and an immaterial amount of net losses thereafter. The amount deferred in accumulated other comprehensive loss attributable to settled interest-rate swaps is a loss of $43.9 million, net of tax, which will be recognized over the life of the long-term, fixed-rate debt. We expect that losses of $6.4 million, net of tax, will be reclassified into earnings during the next 12 months as the hedged items affect earnings. The remaining amounts in accumulated other comprehensive loss are attributable primarily to forward-starting interest-rate swaps with future settlement dates, which will be amortized to interest expense over the life of long-term, fixed-rate debt upon issuance of the debt.

The following table sets forth the unrealized effect of cash flow hedges recognized in other comprehensive income (loss) for the periods indicated:

Derivatives in Cash Flow Hedging Relationships	Years Ended December 31,
	2016	2015	2014
	(Thousands of dollars)
Continuing Operations
Commodity contracts	$(78,513)	$70,065	$32,354
Interest-rate contracts	42,761	(22,565)	(96,993)
Total unrealized gain (loss) recognized in other comprehensive income (loss) on derivatives (effective portion) for continuing operations	$(35,752)	$47,500	$(64,639)

The following table sets forth the effect of cash flow hedges on our Consolidated Statements of Income for the periods indicated:

	Location of Gain (Loss) Reclassified from Accumulated Other Comprehensive Income (Loss) into Net Income (Effective Portion)
Derivatives in Cash Flow Hedging Relationships		Years Ended December 31,
		2016	2015	2014
		(Thousands of dollars)
Continuing Operations
Commodity contracts	Commodity sales revenues	$26,422	$81,089	$(21,052)
Interest-rate contracts	Interest expense	(19,215)	(17,565)	(21,966)
Total gain (loss) reclassified from accumulated other comprehensive loss into net income from continuing operations on derivatives (effective portion)		$7,207	$63,524	$(43,018)

For the year ended December 31, 2014, an unrealized loss of $3.7 million was recognized in other comprehensive income (loss) and a realized loss of $12.8 million was reclassified from accumulated other comprehensive loss into net income related to cash flow hedges for our former energy services business.

Credit Risk - We monitor the creditworthiness of our counterparties and compliance with policies and limits established by our Risk Oversight and Strategy Committee. We maintain credit policies with regard to our counterparties that we believe minimize overall credit risk. These policies include an evaluation of potential counterparties’ financial condition (including credit ratings, bond yields and credit default swap rates), collateral requirements under certain circumstances and the use of standardized master-netting agreements that allow us to net the positive and negative exposures associated with a single counterparty. We have counterparties whose credit is not rated, and for those customers, we use internally developed credit ratings.

From time to time, ONEOK Partners may enter into financial derivative instruments that contain provisions that require it to maintain an investment-grade credit rating from S&P and/or Moody’s. If ONEOK Partners’ credit ratings on its senior unsecured long-term debt were to decline below investment grade, the counterparties to the derivative instruments could request collateralization on derivative instruments in net liability positions. There were no financial derivative instruments with contingent features related to credit risk as of December 31, 2016.

The counterparties to our derivative contracts consist primarily of major energy companies, financial institutions and commercial and industrial end users. This concentration of counterparties may affect our overall exposure to credit risk, either positively or negatively, in that the counterparties may be affected similarly by changes in economic, regulatory or other conditions. Based on our policies, exposures, credit and other reserves, we do not anticipate a material adverse effect on our financial position or results of operations as a result of counterparty nonperformance.

At December 31, 2016, the net credit exposure from our derivative assets is primarily with investment-grade companies in the financial services sector.